SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2007

WEGENER CORPORATION

(Exact name of registrant

as specified in its charter)

Delaware	0-11003	81-0371341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11350 Technology Parkway, Duluth, Georgia		30097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 623-0096

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 13, 2007, Wegener Corporation issued a press release announcing the Company’s decision to conduct a strategic alternatives review. A copy of the press release is furnished herewith as an Exhibit.

The information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release of Wegener Corporation dated March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: March 13, 2007	By:	/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr. Treasurer and Chief Financial Officer